Ivy Funds

Supplement dated July 2, 2013 to the

Ivy Funds Class R Shares Prospectus

dated December 18, 2012

and as supplemented January 18, 2013 and May 2, 2013

The following replaces the “Portfolio Manager” section on page 8 for Ivy Dividend Opportunities Fund:

Portfolio Manager

Cynthia P. Prince-Fox, Senior Vice President of IICO, has managed the Fund since July 2013.

The following replaces the disclosure regarding the management of Ivy Dividend Opportunities Fund in the “Portfolio Management” section on page 98:

Ivy Dividend Opportunities Fund: Cynthia P. Prince-Fox is primarily responsible for the day-to-day management of Ivy Dividend Opportunities Fund. She has held her Fund responsibilities since July 2013. She is also the portfolio manager for Ivy Balanced Fund, and her biographical information is listed in the disclosure for Ivy Balanced Fund.

The following replaces the disclosure regarding the management of Ivy Energy Fund in the “Portfolio Management” section on page 98:

Ivy Energy Fund: David P. Ginther is primarily responsible for the day-to-day management of Ivy Energy Fund. He has held his Fund responsibilities since the inception of Ivy Energy Fund in April 2006. Mr. Ginther is Senior Vice President of IICO and WRIMCO, Vice President of the Trust, and Vice President of other investment companies for which WRIMCO serves as investment manager. He has been an employee of WRIMCO since 1995. Mr. Ginther holds a BS degree in accounting from Kansas State University, and has earned the designation of Certified Public Accountant.

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